                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 August 15, 2001
                Date of Report (Date of Earliest Event Reported)


  GreenPoint Mortgage Securities Inc. (as Sponsor of the GreenPoint Home Equity Loan Trust 2001-1, Home Equity Loan Asset-Backed Certificates, Series 2001-1)


                       GREENPOINT MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                               333-95349                          68-0397342
                  --------                               ---------                          ----------
(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (I.R.S. Employer Identification No.)

            100 Wood Hollow Drive, Doorstop #22210, Novato, CA 94945
            --------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 461-6790
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.      Other Events
             ------------

             GreenPoint Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the GreenPoint Home Equity Loan Trust Asset-Backed Certificates, Series 2001-1 ("Series 2001-1 Certificates").

             The following exhibit which relates specifically to the Series 2001-1 Certificates is included with this Current Report:

Item 7(c).   Exhibits
             --------

             10.1 Monthly Payment Date Statement distributed to holders of Series 2001-1 Certificates dated August 15, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 19, 2001


                                         GREENPOINT MORTGAGE
                                         SECURITIES INC.


                                         By: /s/ Robert C. Bernstein
                                            -----------------------------------
                                            Robert C. Bernstein
                                            Vice President, Treasurer and
                                            Secretary (Principal Financial
                                            Officer and Principal Accounting
                                            Officer)

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                                  EXHIBIT INDEX

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
Exhibit Number                                                                      Page Number
--------------                                                                      -----------
10.1   Monthly Payment Date Statement distributed to holders
       of Series 2001-1 Certificates dated August 15, 2001 ........................      5
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